Exhibit (s)

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

C. Edward Ward, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ C. Edward Ward, Jr
C. Edward Ward, Jr.

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

George Grossman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ George Grossman
George Grossman

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Willard H. Smith, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Willard H. Smith Jr.
Willard H. Smith Jr.

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Robert H. Steers, whose signature appears below, hereby constitutes and appoints Martin Cohen, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Robert H. Steers
Robert H. Steers

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Martin Cohen, whose signature appears below, hereby constitutes and appoints Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Martin Cohen
Martin Cohen

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Richard J. Norman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Richard J. Norman
Richard J. Norman

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Bonnie Cohen, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Bonnie Cohen
Bonnie Cohen

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Richard E. Kroon, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Richard E. Kroon
Richard E. Kroon

Date: October 20, 2010

Cohen & Steers Select Preferred and Income Fund, Inc.

POWER OF ATTORNEY

Frank K. Ross, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers, Francis C. Poli and Tina M. Payne, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Select Preferred and Income Fund, Inc (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Frank K. Ross
Frank K. Ross

Date: October 20, 2010